                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

  Filed by the Registrant   [X]
  Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
 [X] Preliminary Proxy Statement       [  ]  Confidential, for Use of the
 [ ] Definitive Proxy Statement              Commission Only as permitted by
 [ ] Definitive Additional Materials         Rule 14a-6(e)(2))
                                       [  ]  Soliciting Material Pursuant to
                                             Rule 14a-11(c) or Rule 14a-12

                               UM Investment Trust
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing Fee (check the appropriate box)

[X]  No fee required
[ ]  Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing Party:

________________________________________________________________________________

(4)  Date Filed:

________________________________________________________________________________

                               UM INVESTMENT TRUST
                              PLAZA OF THE AMERICAS
                       700 NORTH PEARL STREET, SUITE 1625
                               DALLAS, TEXAS 75201

                             UM MULTI-STRATEGY FUND
           (the "Fund," a series of UM Investment Trust (the "Trust"))

                    Notice of Special Meeting of Shareholders
                                January __, 2004

         A Special Meeting of the shareholders of the Trust will be held on January __, 2004, at 4:00 p.m., Central time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201 for these purposes:

         1. To approve or disapprove a new Management Agreement relating to the Fund between the Trust and J.P. Morgan Investment Management Inc. (such Agreement, if approved, to take effect upon the closing of the transaction among J.P. Morgan Investment Management Inc., Undiscovered Managers, LLC and Mark P. Hurley described in the attached Proxy Statement).

         2. To approve or disapprove a new Sub-Advisory Agreement relating to the Fund among J.P. Morgan Investment Management Inc., Cadogan Management, L.L.C. and the Trust (such Agreement, if approved, to take effect upon the closing of the transaction among J.P. Morgan Investment Management Inc., Undiscovered Managers, LLC and Mark P. Hurley described in the attached Proxy Statement).

         3. To approve or disapprove a new Management Agreement relating to the Fund between the Trust and Undiscovered Managers, LLC.

         4. To approve or disapprove a new Sub-Advisory Agreement relating to the Fund among Undiscovered Managers, LLC, Cadogan Management, L.L.C. and the Trust.

         5. To elect a new Board of Trustees (such Trustees to take office upon the closing of the transaction among J.P. Morgan Investment Management Inc., Undiscovered Managers, LLC and Mark P. Hurley described in the attached Proxy Statement).

         6. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on December 1, 2003 are entitled to notice of and to vote at the meeting and any adjourned session.

                                            By order of the Board of Trustees,

                                            Patricia L. Duncan
                                            Secretary

December __, 2003

         PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU CAN ALSO VOTE BY PHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS NEEDED TO ENSURE THAT THE PROPOSALS CAN BE ACTED UPON. YOUR IMMEDIATE RESPONSE ON THE ENCLOSED PROXY CARD(S) WILL HELP SAVE ON THE COSTS OF ANY FURTHER SOLICITATIONS OF SHAREHOLDER VOTES. WE ENCOURAGE ALL SHAREHOLDERS TO PARTICIPATE IN THE GOVERNANCE OF THEIR FUND.

                                 PROXY STATEMENT

                               UM INVESTMENT TRUST
                              PLAZA OF THE AMERICAS
                       700 NORTH PEARL STREET, SUITE 1625
                               DALLAS, TEXAS 75201

                             UM MULTI-STRATEGY FUND
           (the "Fund," a series of UM Investment Trust (the "Trust"))

         The Trustees of UM Investment Trust (the "Trustees") are soliciting proxies from the shareholders of the Fund in connection with a Special Meeting of shareholders of the Trust (the "Meeting"). The Meeting has been called to be held on January ___, 2004 at 4:00 p.m., Central time, at the offices of Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about December __, 2003.

         The items of business that the Trustees expect will come before the Meeting are (i) the approval of a new Management Agreement relating to the Fund (the "New Management Agreement") between the Trust and J.P. Morgan Investment Management Inc. ("JPMIM"), (ii) the approval of a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") relating to the Fund among JPMIM, Cadogan Management, L.L.C. (the "Sub-Adviser") and the Trust, (iii) the approval of a new Management Agreement relating to the Fund (the "New UM Management Agreement") between Undiscovered Managers, LLC (the "Current Adviser") and the Trust, (iv) the approval of a new Sub-Advisory Agreement (the "New Cadogan Sub-Advisory Agreement") relating to the Fund among the Current Adviser, the Sub-Adviser and the Trust, and (v) the election of a new Board of Trustees for the Trust.

         The Trustees are proposing the New Management Agreement and the New Sub-Advisory Agreement because the existing Management Agreement and Sub-Advisory Agreement with respect to the Fund (the "Current Management Agreement" and "Current Sub-Advisory Agreement") will automatically terminate in the event that the transaction among the Current Adviser, JPMIM and Mark P. Hurley that is described below is consummated. The Current Adviser, Mark P. Hurley (the principal executive officer and a controlling person of the Current Adviser), and JPMIM have entered into an asset purchase agreement (the "Transaction Agreement") dated as of November 16, 2003, pursuant to which JPMIM has agreed to acquire certain of the assets of the Current Adviser relating to the business of providing management and administrative services to the Trust, the Fund and another registered investment company sponsored by the Current Adviser, which assets include the Current Management Agreement and the Current Sub-Advisory Agreement (or, upon approval by shareholders of the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement and the execution of such agreements by the parties thereto, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement). In this Proxy Statement, this acquisition is referred to as the "Transaction." Information about JPMIM, which is a subsidiary of J.P. Morgan Chase & Co., a global financial services corporation, may be found beginning on page 24.

         The Transaction will cause the Current Management Agreement and Current Sub-Advisory Agreement to terminate as a result of certain non-assignment provisions in the agreements and certain provisions of the Investment Company Act of 1940 (the "Investment Company Act"), a federal law that regulates mutual funds such as the Fund. Such terminations will necessitate the approval of new advisory and sub-advisory agreements. Consequently, it is proposed that the shareholders of the Fund approve the New Management Agreement and the New Sub-Advisory Agreement.

         The consummation of the Transaction is currently expected to take place on or about January __, 2004, but is contingent upon certain conditions either being satisfied or waived, which conditions include the approval by the Fund's shareholders of the New Management Agreement and the New Sub-Advisory Agreement, the election of all of the individuals proposed in this Proxy Statement as Trustees of the Trust, and similar approvals relating to another registered investment company sponsored by the Current Adviser. If any of the proposals described in this Proxy Statement is not approved, the Transaction will not be consummated unless JPMIM determines to waive the condition in the Transaction Agreement relating to such approval. In addition, because the consummation of the Transaction is contingent on certain conditions not relating to the Fund being satisfied or waived, the Transaction may not be consummated even if shareholders approve each of the proposals described in this Proxy Statement.

         The New Management Agreement is identical to the Current Management Agreement, except that (i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the advisory fee payable by the Fund under the agreement will change from a performance-based, variable rate fee to a flat rate fee, as described under "Proposal to Approve the New Management Agreement and New Sub-Advisory Agreement" on pages 3 to 12, (iii) the effective date of the New Management Agreement will be the date that the New Management Agreement is executed (which date is expected to occur upon the consummation of the Transaction) and (iv) certain other non-material changes will be made. The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except that (i) JPMIM, rather than the Current Adviser, will be party thereto,
(ii) the sub-advisory fee payable to the Sub-Adviser by JPMIM under the agreement will change from a performance-based, variable rate fee to a flat rate fee, as described under "Proposal to Approve the New Management Agreement and New Sub-Advisory Agreement" on pages 3 to 12, (iii) the effective date of the New Sub-Advisory Agreement will be the date that the New Sub-Advisory Agreement is executed (which date is expected to occur upon the consummation of the Transaction), and (iv) the reference in the New Sub-Advisory Agreement to the date of the Management Agreement will be updated.

         Also in connection with the Transaction, it is proposed that the shareholders of the Trust elect a new Board of Trustees for the Trust. The ten nominees for election as Trustees set forth in this Proxy Statement also serve as trustees of eleven other registered investment companies with a total of 71 separate investment portfolios advised by JPMIM and its affiliates. JPMIM has informed the Trust that the election of the nominees as Trustees may thus offer greater efficiency in the management of the Trust's affairs. If elected by shareholders of the Trust at the Meeting, the nominees would serve as Trustees only if the Transaction is consummated. Please see "Proposal to Elect a New Board of Trustees" on pages 15 to 24 for more information on the nominees.

         In addition to the proposals described above relating to the Transaction, it is proposed that shareholders approve the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement, which, if approved, would take effect prior to the expected consummation of the Transaction and would remain in effect if the Transaction is not consummated. The New UM Management Agreement and the New Cadogan Sub-Advisory Agreement are being proposed primarily in order to implement a flat rate fee structure in place of the performance-based, variable rate fee currently payable under the Current Management Agreement and Current Sub-Advisory Agreement. If approved by shareholders, each of the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement would automatically terminate upon the consummation of the Transaction, at which time the New Management Agreement and the New Sub-Advisory Agreement would take effect.

         The New UM Management Agreement is identical to the Current Management Agreement, except that (i) the advisory fee payable by the Fund under the agreement will change from a performance-based, variable rate fee to a flat rate fee effective January 1, 2004, as described under "Proposal to Approve the New UM Management Agreement and New Cadogan Sub-Advisory Agreement" on pages 12 to 14, (ii) the effective date of the New UM Management Agreement will be the date that the New UM Management Agreement is executed and (iii) certain other non-material changes will be made. The New Cadogan Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except that (i) the sub-advisory fee payable to the Sub-Adviser by the Current Adviser under the agreement will change from a performance-based, variable rate fee to a flat rate fee effective January 1, 2004, as described under "Proposal to Approve the New UM Management Agreement and New Cadogan Sub-Advisory Agreement" on pages 11 and 12, (ii) the effective date of the New Cadogan Sub-Advisory Agreement will be the date that the New Cadogan Sub-Advisory Agreement is executed and (iii) the reference in the New Cadogan Sub-Advisory Agreement to the date of the Management Agreement will be updated.

         The Trustees have carefully considered the matters before you and have concluded that it is appropriate to approve the New Management Agreement and the New Sub-Advisory Agreement, to approve the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement and to elect the nominees set forth in this Proxy Statement as Trustees.

                PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT
                       AND THE NEW SUB-ADVISORY AGREEMENT
                             (PROPOSALS ONE AND TWO)

         Under the Investment Company Act, the Fund cannot enter into the New Management Agreement or the New Sub-Advisory Agreement unless the shareholders of the Fund vote to approve the New Management Agreement or New Sub-Advisory Agreement, as applicable. The Meeting is being held, among other things, to seek shareholder approval of the New Management Agreement and the New Sub-Advisory Agreement.

         The New Management Agreement and the New Sub-Advisory Agreement will take effect only if the Transaction is consummated. If the Transaction is not consummated, then the Current Management Agreement and the Current Sub-Advisory Agreement (or, if approved by shareholders of the Fund, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement) will continue in effect.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW MANAGEMENT AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT.

Description of the New Management Agreement

         The New Management Agreement is identical to the Current Management Agreement, except that (i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the advisory fee payable by the Fund under the agreement will change from a variable rate fee, payable quarterly, that may range from an annual rate of 0.45% to 1.45% of the average of the Fund's average monthly net assets in a quarter, depending on the investment performance of the Fund, to a fee payable at the non-variable annual rate of 1.25% of the Fund's average monthly net assets, as further described below under "Fee Provisions of the Management Agreements," (iii) the effective date of the New Management Agreement will be the date that the New Management Agreement is executed (which date is expected to occur upon the consummation of the Transaction) and (iv) certain other non-material changes will be made. The Current Management Agreement, dated as of December 11, 2001, was approved by the initial shareholder of the Fund on December 11, 2001 as part of the initial approval of the advisory relationship of the Fund, and was last approved by the Trustees of the Trust on November 17, 2003 in connection with its renewal. Appendix A to this Proxy Statement contains the form of the New Management Agreement. The next several paragraphs summarize some important provisions of the New Management Agreement (all of which provisions, except for the fee provisions set forth below, are also in the Current Management Agreement), but for a complete understanding of the New Management Agreement you should read Appendix A.

         The New Management Agreement essentially provides that JPMIM, under the Trustees' supervision, will manage the investment and reinvestment of the assets of the Fund and decide what securities (including interests in pooled investment vehicles) to buy and sell for the Fund's portfolio. The New Management Agreement also permits JPMIM to delegate certain of its responsibilities to other parties. JPMIM will delegate certain responsibilities to the Sub-Adviser under the New Sub-Advisory Agreement.

         The New Management Agreement provides that it will continue in effect for an initial period of two years from the date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or JPMIM (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

         The New Management Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to JPMIM, or by JPMIM upon ninety days' written notice to the Trust. The New Management Agreement also terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser occurs.

         In addition, the New Management Agreement will automatically terminate if JPMIM requires the Trust or the Fund to change its name so as to eliminate all references to the letters "UM" unless the continuance of such New Management Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         The New Management Agreement provides that neither JPMIM nor any of its directors, shareholders, officers, employees or agents will be subject to any liability to the Trust or any of its shareholders or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services under the New Management Agreement, except for liability arising from JPMIM's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Under the New Management Agreement, the Trust will indemnify out of the assets of the Fund each of JPMIM and all of its directors, shareholders, officers, and employees (each a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under the New Management Agreement, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Fund, and except that no Covered Person shall be indemnified against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's obligations and duties. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the New Management Agreement.

         As to any matter disposed of by a compromise payment by any such Covered Person, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involved such indemnification, (i) by a disinterested majority of the Trustees of the Trust then in office; (ii) by a majority of the disinterested Trustees of the Trust then in office; (iii) by any disinterested person or persons to whom the question may be referred by the Trustees of the Trust; or (iv) by vote of shareholders of the Fund holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Covered Person; provided, however, that such indemnification would not protect such Covered Person against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations. Approval by the Trustees pursuant to clause (i) or (ii) above or by any disinterested person or persons pursuant to clause (iii) above shall not prevent the recovery from any Covered Person of any amount paid as indemnification to such Covered Person in accordance with any of such clauses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Fund or to have been liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations.

FEE PROVISIONS OF THE MANAGEMENT AGREEMENTS

         Under the Current Management Agreement, the Current Adviser is entitled to a management fee, payable quarterly in arrears, at a rate that depends on the investment performance of the Fund. The management fee with respect to each calendar quarter is equal to one-fourth of the Annual Advisory Percentage Rate (as defined below and as determined as of the end of such quarter) multiplied by the average of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) for each of the three months in such quarter. The Annual Advisory Percentage Rate (as determined at the end of each quarter) is equal to 0.95% plus (or minus) one-eighth (1/8th) of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated after giving effect to the Fund's fees and expenses, excluding any fees paid to the Current Adviser pursuant to the Current Management Agreement) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return on the JP Morgan Hedged USA Dollar GBI Global Index (the "Index") during the one-year period ending at the end of such quarter. The Annual Advisory Percentage Rate, as calculated as of the end of each quarter, will not exceed the annual rate of 1.45% of the Fund's average monthly net assets nor be less than the annual rate of 0.45% of the Fund's average monthly net assets. Notwithstanding the foregoing, the Annual Advisory Percentage Rate under the Current Management Agreement was at the fixed, annual rate of 1.20% of the Fund's average net assets from the commencement of the Fund's investment operations on February 28, 2002 through March 31, 2003 (the end of the first calendar quarter ending on or after the 364th day following such commencement).

         Unlike the Current Management Agreement, the New Management Agreement provides for an annual fee rate that will not vary based on the Fund's investment performance. Under the New Management Agreement, the Fund would pay JPMIM a management fee at the annual rate of 1.25% of the average monthly net assets of the Fund (or such lesser amount as JPMIM may from time to time agree to receive). Such compensation would be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to JPMIM.

         For the fiscal year ended December 31, 2002 (during which period the advisory fee pursuant to the Current Management Agreement was payable at the annual rate of 1.20% of the Fund's average monthly net assets), the Fund paid advisory fees in the amount of $_________ to the Current Adviser. If the New Management Agreement had been in effect for such fiscal year, the Fund would have paid fees of $_________, which is an increase of ____%. For the nine-month period ended September 30, 2003 (during which period the advisory fee pursuant to the Current Management Agreement was payable at the annual rate of 1.20% of the Fund's average monthly net assets through March 31, 2003 and then at a rate determined based on the Fund's investment performance, as described above), the Fund paid advisory fees in the amount of $_________ to the Current Adviser. If the New Management Agreement had been in effect for such period, the Fund would have paid fees of $_________, which is an [increase/decrease] of ____%. Although the fee rate payable under the New Management Agreement is higher than the rate paid by the Fund under the Current Management Agreement in certain (though not all) past periods, the rate under the New Management Agreement is lower than the rate that might be payable in the future in periods, if any, when the Fund's investment performance substantially exceeds the return of the Index.

         The management fees payable under the Current and New Management Agreements are separate from and in addition to the fees charged to the Fund by the investment vehicles in which the Fund invests.

COMPARATIVE FEE INFORMATION

         The following tables summarize the expenses (including the fees payable under the Current Management Agreement) incurred by the Fund during (i) the fiscal year ended December 31, 2002 and (ii) the nine-month period ended September 30, 2003 and also restate the Fund's expenses to show what the expenses would have been had the New Management Agreement been in effect during the last fiscal year. The purpose of the tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                                                                                  ACTUAL FUND
                                                                                   EXPENSES
                                                                                   (YEAR TO
                                                                 ACTUAL FUND         DATE
                                                                   EXPENSES        EXPENSES
                                                                 (YEAR ENDED       THROUGH
                                                                 DECEMBER 31,    SEPTEMBER 30,   Pro forma FUND
                                                                    2002)*          2003)**         EXPENSES
                                                                 -----------     ------------    --------------
SHAREHOLDER TRANSACTION EXPENSES
   Sales Load (as a percentage of offering price)............        None            None            None
   Dividend Reinvestment and Cash Purchase Plan Fees.........        None            None            None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND)
   Management Fees(1)                                                1.20%            ___%            1.25%

   Other Expenses                                                     ___%            ___%             ___%

   Total Annual Expenses(2)                                           ___%            ___%             ___%

* Represents, on an annualized basis, expenses for the period from February 28, 2002 (commencement of the Fund's investment operations) to December 31, 2002.

**Annualized.

(1) The current management fee with respect to each calendar quarter is equal to one-fourth of the Annual Advisory Percentage Rate (as defined below and as determined as of the end of such quarter) multiplied by the average of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) for each of the three months in such quarter. The Annual Advisory Percentage Rate (as determined at the end of each quarter) is equal to 0.95% plus (or minus) one-eighth (1/8th) of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated after giving effect to the Fund's fees and expenses, excluding any fees paid to the Current Adviser pursuant to the Current Management Agreement) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return on the Index during the one-year period ending at the end of such quarter. The Annual Advisory Percentage Rate, as calculated as of the end of each quarter, will not exceed the annual rate of 1.45% of the Fund's average monthly net assets nor be less than the annual rate of 0.45% of the Fund's average monthly net assets. Notwithstanding the foregoing, the Annual Advisory Percentage Rate under the Current Management Agreement was at the fixed, annual rate of 1.20% of the Fund's average net assets from the commencement of the Fund's investment operations on February 28, 2002 through March 31, 2003 (the end of the first calendar quarter ending on or after the 364th day following such commencement). Under the New Management Agreement, the Fund will pay a management fee at the annual rate of 1.25% of the average monthly net assets of the Fund (or such lesser amount as JPMIM may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to JPMIM.

(2) "Annual Expenses," as set forth above, do not include the expenses of annual performance-based incentive allocations that the Fund will bear as an investor in the investment vehicles in which it invests its assets. These expenses and allocations will reduce the investment performance of the Fund's investments.

         The expense example below is intended to help you compare the current cost of investing in the Fund with the cost of investing in the Fund, assuming that the New Management Agreement is approved. You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:*

                                         One Year        Three Years       Five Years         Ten Years
                                         --------        -----------       ----------         ---------
  TOTAL EXPENSES INCURRED                    $                $                 $                 $
(CURRENT FEE STRUCTURE):(1)

  TOTAL EXPENSES INCURRED                    $                $                 $                 $
(PROPOSED FEE STRUCTURE):

* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not reflect the expenses or annual performance-based incentive allocations that the Fund will bear as an investor in the investment vehicles in which it invests its assets. These expenses and allocations will reduce the investment performance of the Fund's investments.

(1) The example reflects expenses (including the fees paid under the Current Management Agreement) incurred by the Fund during the fiscal year ended December 31, 2002. Based on the fees incurred by the Fund for the nine-month period ended September 30, 2003, you would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return: $__ for one year, $__ for three years, $__ for five years, and $__ for ten years.

Description of the New Sub-Advisory Agreement

         The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except that (i) JPMIM, rather than the Current Adviser, will be party thereto, (ii) the sub-advisory fee payable to the Sub-Adviser under the agreement will change from a performance-based, variable rate fee, payable quarterly, that may range from an annual rate of 0.05% to 1.05% of the average of the Fund's average monthly net assets in a quarter, depending on the investment performance of the Fund, to a fee payable at the fixed, annual rate of 0.85% of the Fund's average monthly net assets, as further described below under "Fee Provisions of the Sub-Advisory Agreements," (ii) the effective date of the New Sub-Advisory Agreement will be the date that the New Sub-Advisory Agreement is executed, and (iii) the reference in the New Sub-Advisory Agreement to the date of the Management Agreement will be updated. The Current Sub-Advisory Agreement, dated as of December 11, 2001, was approved by the initial shareholder of the Fund on December 11, 2001 as part of the initial approval of the sub-advisory relationship of the Fund, and was last approved by the Trustees of the Trust on November 17, 2003 in connection with its renewal. Appendix B to this Proxy Statement contains the form of the New Sub-Advisory Agreement. The next several paragraphs summarize some important provisions of the New Sub-Advisory Agreement (all of which provisions, except for the fee provisions set forth below, are also in the Current Sub-Advisory Agreement), but for a complete understanding of the New Sub-Advisory Agreement you should read Appendix B.

         The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under JPMIM's supervision, will (1) manage the investment and reinvestment of the assets of the Fund, (2) decide what securities (including interests in pooled investment vehicles) to buy and sell for the Fund's portfolio, and (3) have sole responsibility for ensuring that appropriate due diligence (including legal due diligence) and analyses have been performed with respect to each investment by the Fund, as well as sole responsibility for the adequacy of such due diligence and analyses.

         The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years from its date of execution. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, JPMIM or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         The New Sub-Advisory Agreement may be terminated without penalty by JPMIM, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Sub-Adviser, and it terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The New Sub-Advisory Agreement may also be terminated at any time by the Sub-Adviser on one hundred twenty days' written notice to JPMIM and the Trust in the event that, and only in the event that, JPMIM consents in writing to such termination.

         The New Sub-Advisory Agreement provides that, except as may otherwise be provided by the Investment Company Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents will be subject to any liability to JPMIM, the Trust, the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered under such Agreement, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard by the Sub-Adviser of its obligations and duties, including the Sub-Adviser's duties relating to the diligence and analyses undertaken in connection with investments made by the Fund.

         Under the New Sub-Advisory Agreement, the Trust will indemnify out of the assets of the Fund each of the Sub-Adviser and all of its officers, directors and employees (each a "Cadogan Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Cadogan Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Cadogan Covered Person may be or may have been involved as a party or otherwise or with which such Cadogan Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under the New Sub-Advisory Agreement, except with respect to any matter as to which such Cadogan Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Cadogan Covered Person's action was in the best interests of the Fund, and except that no Cadogan Covered Person shall be indemnified against any liability to which such Cadogan Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Cadogan Covered Person's obligations and duties, including the Cadogan Covered Person's duties relating to the diligence and analyses undertaken in connection with investments made by the Fund. Expenses, including counsel fees so incurred by any such Cadogan Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the New Sub-Advisory Agreement.

         As to any matter disposed of by a compromise payment by any such Cadogan Covered Person, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involved such indemnification, (i) by a disinterested majority of the Trustees of the Trust then in office; (ii) by a majority of the disinterested Trustees of the Trust then in office; (iii) by any disinterested person or persons to whom the question may be referred by the Trustees of the Trust; or (iv) by vote of shareholders of the Fund holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Cadogan Covered Person; provided, however, that such indemnification would not protect such Cadogan Covered Person against any liability to which such Cadogan Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Cadogan Covered Person's duties or obligations. Approval by the Trustees pursuant to clause (i) or (ii) above or by any disinterested person or persons pursuant to clause (iii) above shall not prevent the recovery from any Cadogan Covered Person of any amount paid as indemnification to such Cadogan Covered Person in accordance with any of such clauses if such Cadogan Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Cadogan Covered Person's action was in the best interests of the Fund or to have been liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Cadogan Covered Person's duties or obligations.

FEE PROVISIONS OF THE SUB-ADVISORY AGREEMENTS

         Under the Current Sub-Advisory Agreement, the Sub-Adviser is entitled to a sub-advisory fee, payable quarterly in arrears, at a rate that depends on the investment performance of the Fund. The sub-advisory fee with respect to each calendar quarter is equal to one-fourth of the Annual Sub-Advisory Percentage Rate (as defined below and as determined as of the end of such quarter) multiplied by the average of the Fund's average monthly net assets (with respect to each calendar month, as determined by averaging the value of the Fund's net assets on the last business day of such month with the value of the Fund's net assets on the last business day of the immediately preceding calendar month) for each of the three months in such quarter. The Annual Sub-Advisory Percentage Rate (as determined at the end of each quarter) is equal to 0.55% plus (or minus) one-eighth (1/8th) of the number of basis points by which the total return of the Fund (expressed as a percentage, and calculated after giving effect to the Fund's fees and expenses, excluding any fees paid to Current Adviser pursuant to the Current Management Agreement) during the one-year period ending at the end of such quarter exceeds (or falls short of) the total return on the Index during the one-year period ending at the end of such quarter. The Annual Sub-Advisory Fee Rate, as calculated as of the end of each quarter, will not exceed the annual rate of 1.05% of the Fund's average monthly net assets nor be less than the annual rate of 0.05% of the Fund's average monthly net assets. Notwithstanding the foregoing, the Annual Sub-Advisory Fee Rate under the Current Sub-Advisory Agreement was at the fixed, annual rate of 0.80% of the Fund's average monthly net assets from the commencement of the Fund's investment operations on February 28, 2002 through March 31, 2003 (the end of the first calendar quarter ending on or after the 364th day following such commencement).

         Unlike the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for an annual fee rate that will not vary based on the Fund's investment performance. Under the New Sub-Advisory Agreement, JPMIM would pay the Sub-Adviser a sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation would be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Fund pursuant to the New Management Agreement.

         For the fiscal year ended December 31, 2002 (during which period the sub-advisory fee pursuant to the Current Sub-Advisory Agreement was payable at the annual rate of 0.80% of the Fund's average monthly net assets), the Current Adviser paid sub-advisory fees in the amount of $__________ to the Sub-Adviser. If the New Sub-Advisory Agreement had been in effect for such fiscal year, the Sub-Adviser would have been paid fees of $_________, which is an increase of ____%. For the nine-month period ended September 30, 2003 (during which period the sub-advisory fee pursuant to the Current Sub-Advisory Agreement was payable at the annual rate of 0.80% of the Fund's average monthly net assets through March 30, 2003 and then at a rate determined based on the Fund's investment performance, as described above), the Current Adviser paid sub-advisory fees in the amount of $_________ to the Sub-Adviser. If the New Sub-Advisory Agreement had been in effect for such period, the Sub-Adviser would have been paid fees of $_________, which is an [increase/decrease] of ____%. Although the fee rate payable under the New Sub-Advisory Agreement is higher than the rate paid under the Current Sub-Advisory Agreement in certain (though not all) past periods, the rate under the New Sub-Advisory Agreement is lower than the rate that might be payable in the future in periods, if any, when the Fund's investment performance substantially exceeds the return of the Index.

         Because neither the fees payable under the Current Sub-Advisory Agreement nor the fees payable under the New Sub-Advisory Agreement are payable by the Fund, the approval of the New Sub-Advisory Agreement would not cause any change in the Fund's expenses.

               PROPOSAL TO APPROVE THE NEW UM MANAGEMENT AGREEMENT
                     AND NEW CADOGAN SUB-ADVISORY AGREEMENT
                           (PROPOSALS THREE AND FOUR)

         The Trustees are also recommending that shareholders approve the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement in order to implement a flat rate fee structure identical to the proposed structure under the proposed new agreements with JPMIM. The Trustees believe that even if the Transaction is not consummated, changing the advisory and sub-advisory fee structure is in the interests of the Fund. The Trustees, including the Independent Trustees, concluded that the proposed fee structure represents a more appropriate basis for compensating the Current Adviser and the Sub-Adviser over long periods of time under changing market conditions. A fee rate structure such as that proposed would remove the need to look back over the prior 12-month period of performance, which causes the current fee to be influenced by performance in the Fund up to a year prior to the time of the fee's calculation, and it would avoid the possibility of rewarding the Current Adviser and Sub-Adviser, by paying the maximum fee rate, for sufficiently outperforming the Index even though the Fund has had negative absolute performance. Both the Current Adviser and the Sub-Adviser recommend the fee change.

         Under the Investment Company Act, the Fund cannot enter into the New UM Management Agreement or the New Cadogan Sub-Advisory Agreement unless the shareholders of the Fund vote to approve the New UM Management Agreement or New Cadogan Sub-Advisory Agreement, as applicable. The Meeting is being held, among other things, to seek shareholder approval of the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement. The effectiveness of the New Cadogan Sub-Advisory Agreement is contingent on the New UM Management Agreement taking effect. In the event that the shareholders of the Fund do not approve the New UM Management Agreement or the New Cadogan Sub-Advisory Agreement, the Current Management Agreement and the Current Sub-Advisory Agreement will remain in effect (unless and until the consummation of the Transaction).

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW UM MANAGEMENT AGREEMENT AND THE NEW CADOGAN SUB-ADVISORY AGREEMENT.

Description of the New UM Management Agreement

         The New UM Management Agreement is identical to the Current Management Agreement, except that (i) the advisory fee payable by the Fund under the agreement will change, effective January 1, 2004, from a performance-based, variable rate fee (as described above under "Fee Provisions of the Management Agreements" on pages 6 to 7) to a fee payable at the fixed, annual rate of 1.25% of the Fund's average monthly net assets, (ii) the effective date of the New UM Management Agreement will be the date that the New UM Management Agreement is executed and (iii) certain other non-material changes will be made. The Current Management Agreement, dated as of December 11, 2001, was approved by the initial shareholder of the Fund on December 11, 2001 as part of the initial approval of the advisory relationship of the Fund, and was last approved by the Trustees of the Trust on November 17, 2003 in connection with its renewal. Appendix C to this Proxy Statement contains the form of the New UM Management Agreement. For a complete understanding of the New UM Management Agreement you should read Appendix C.

         The provisions of the New UM Management Agreement are substantially identical to those of the New Management Agreement described above, except that
(i) the Current Adviser, rather than JPMIM, will be party thereto, and (ii) certain other non-material changes will be made. For a description of such provisions, please see "Description of the New Management Agreement" on pages 4 to 6.

Description of the New Cadogan Sub-Advisory Agreement

         The New Cadogan Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except that (i) the sub-advisory fee payable to the Sub-Adviser under the agreement will change, effective January 1, 2004, from a performance-based, variable rate fee (as described above under "Fee Provisions of the Sub-Advisory Agreements" on pages 11 to 12) to a fee payable at the fixed, annual rate of 0.85% of the Fund's average monthly net assets, (ii) the effective date of the New Cadogan Sub-Advisory Agreement will be the date that the New Cadogan Sub-Advisory Agreement is executed and (iii) the reference in the New Cadogan Sub-Advisory Agreement to the date of the Management Agreement will be updated. The Current Sub-Advisory Agreement, dated as of December 11, 2001, was approved by the initial shareholder of the Fund on December 11, 2001 as part of the initial approval of the sub-advisory relationship of the Fund, and was last approved by the Trustees of the Trust on November 17, 2003 in connection with its renewal. Appendix D to this Proxy Statement contains the form of the New Sub-Advisory Agreement. For a complete understanding of the New Cadogan Sub-Advisory Agreement, you should read Appendix D.

         The provisions of the New Cadogan Sub-Advisory Agreement are substantially identical to those of the New Sub-Advisory Agreement described above, except that (i) the Current Adviser, rather than JPMIM, will be party thereto, and (ii) certain other non-material changes will be made. For a description of such provisions, please see "Description of the New Sub-Advisory Agreement" on pages 9 to 11.

Basis for the Trustees' Recommendation of the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement

         The Trustees determined at an in-person meeting held on November 17, 2003 to recommend that the Fund's shareholders vote to approve the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement.

         In coming to this recommendation, the Trustees met with representatives of JPMIM and considered a wide range of information, including the type of information they regularly consider when determining whether to continue the Fund's management agreement and sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

         - JPMIM (including the reputation, expertise and resources of JPMIM) and its personnel (including particularly personnel with responsibilities for providing services to the Fund), including the fact that JPMIM is a subsidiary of J.P. Morgan Chase & Co., a global financial services corporation;

         - The Current Adviser (including the reputation, expertise and resources of the Current Adviser) and its personnel (including particularly personnel with responsibilities for providing services to the Fund);

         - the Sub-Adviser and its personnel (including particularly personnel with responsibilities for providing services to the
                  Fund), resources and investment process;

         - the terms of the current and proposed management agreements, including the proposed change to the fee rate thereunder;

         - the terms of the current and proposed sub-advisory agreements, including the proposed change to the fee rate thereunder;

         - the scope and quality of the services that the Current Adviser has been providing to the Fund;

         - the expected scope and quality of the services that JPMIM would provide to the Fund pursuant to the New Management Agreement;

         - the scope and quality of the services that the Sub-Adviser has been providing to the Fund;

         -        the terms of the Transaction;

         -        the investment performance of the Fund;

         - the advisory fee rates payable by the Fund under the New Management Agreement and the New UM Management Agreement, the sub-advisory fee rates payable to the Sub-Adviser by JPMIM and the Current Adviser, respectively, under the New Sub-Advisory Agreement and the New Cadogan Sub-Advisory Agreement, and the fee rates payable by similar funds managed by other advisers; and

         - the total expense ratios of the Fund and of similar funds managed by other advisers.

         The Trustees also considered the effects on the Fund of becoming an affiliated person of JPMIM. Following consummation of the Transaction, the Investment Company Act will limit or impose conditions on the ability of the Fund to engage in certain transactions with JPMIM and its affiliates. For example, absent exemptive relief from the Securities and Exchange Commission, the Funds will be prohibited from purchasing securities from broker-dealer affiliates of JPMIM in transactions in which such broker-dealer affiliates act as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which a broker-dealer affiliate of JPMIM acts as broker or underwriter.

         After meeting with personnel of JPMIM and carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve each of the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement and to recommend that the Fund's shareholders vote to approve each such Agreement.

         PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES (PROPOSAL SIX)

         In connection with the Transaction, the Trustees are recommending that shareholders of the Trust elect a new Board of Trustees comprised of the ten nominees set forth below. Each of the nominees set forth below is also a nominee for election as a Trustee of Undiscovered

Managers Funds, an open-end investment company that is managed by the Current Adviser. The nominees also serve as trustees of eleven other registered investment companies with a total of 71 separate investment portfolios advised by JPMIM and its affiliates (the "JPMorgan Fund Complex"). JPMIM has informed the Trust that the election of the proposed new Trustees may thus offer greater efficiency in the management of the Trust's affairs. In making their recommendation, the Trustees noted the proposed nominees' experience (including the fact that the nominees have an average of ___ years of experience serving on the boards of registered investment companies) and the fact that, if each nominee is elected by shareholders to serve as a Trustee, nine out of the ten members of the Board of Trustees are expected to be Independent Trustees.

         The election of each nominee set forth below is contingent upon the consummation of the Transaction. The four current Trustees of the Trust (information about whom may be found beginning on page 21) are presently expected to resign immediately upon the consummation of the Transaction. If the Transaction is not consummated, the nominees set forth below will not serve as Trustees of the Trust, and the current Trustees will consider what other action (if any) to take in the best interests of the Trust.

         Each of the nominees has agreed to serve as a Trustee of the Trust if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than ten.

         The following table provides information about the nominees, including their ages, addresses, and principal occupations during the past five years. The table also indicates which of the nominees may be considered "interested persons," as defined in the Investment Company Act, of the Trust or JPMIM. The contact address for each of the nominees is c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THE ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED BELOW.

                                                                               NUMBER OF
                                                                               FUNDS IN
  NAME, ADDRESS, AND AGE                                                          FUND
  ----------------------      POSITION(S)                                       COMPLEX
NON-INTERESTED NOMINEES FOR      HELD           PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
         TRUSTEE:             WITH TRUST        DURING PAST FIVE YEARS         NOMINEE(1)        HELD BY NOMINEE
---------------------------   ----------        ----------------------        -----------      -------------------
WILLIAM J. ARMSTRONG          Nominee for   Retired; formerly                      76        None
Age:  62                      Trustee       Vice-President & Treasurer of
                                            Ingersoll-Rand Company
                                            (manufacturer of industrial
                                            equipment) (1972-2000).

ROLAND R. EPPLEY, JR.         Nominee for   Retired                                76        Director of Janel Hydro
Age:  71                      Trustee                                                        Inc. (1993-present).

DR. MATTHEW GOLDSTEIN         Nominee for   Chancellor of the City                 76        Director of National
Age:  61                      Trustee       University of New York, since                    Financial Partners
                                            September 1, 1999; formerly                      (financial services
                                            President, Adelphi University                    distributor)(2003-
                                            (New York) (1998-1999).                          present); President,
                                                                                             Adelphi (1998-present);
                                                                                             Trustee of Bronx-
                                                                                             Lebanon Hospital Center
                                                                                             (1992-present);
                                                                                             Director of New Plan
                                                                                             Excel Realty Trust, Inc
                                                                                             (real estate investment
                                                                                             company)(2000-present);
                                                                                             Director of Lincoln
                                                                                             Center Institute for
                                                                                             the Arts in Education
                                                                                             (1999-present).

ANN MAYNARD GRAY              Nominee for   Formerly Vice President of            76         Director of Duke Energy
Age:  58                      Trustee       Capital Cities/ABC, Inc.                         Corporation (1997-
                                            (communications) (1986-1998);                    Present): Director of
                                            President of Diversified                         Elan Corporation, Plc
                                            Publishing Group of Capital                      (pharmaceuticals)
                                            Cities/ABC, Inc. (1991-1997).                    (2001-present);
                                                                                             Director of The Phoenix
                                                                                             Companies (wealth
                                                                                             management services)
                                                                                             (2002-present).

MATTHEW HEALEY                Nominee for      Retired; formerly Chief             76        None
Age:  66                      Trustee          Executive Officer of certain
                                               J.P. Morgan Fund trusts
                                               (1982-2001).

                                                                                NUMBER OF FUNDS
                             POSITION(S)                                        IN FUND COMPLEX
                              HELD WITH     PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY          OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE        TRUST             PAST FIVE YEARS                  NOMINEE(1)            HELD BY NOMINEE
  ----------------------     -----------    ------------------------------      ---------------        -------------------
ROBERT J. HIGGINS            Nominee for    Director of Administration of              76        Director of Providian
Age: 58                      Trustee        the State of Rhode Island                            Financial Corp.(banking)
                                            (2003-present); formerly                             (2002-present).
                                            President - Consumer Banking
                                            and Investment Services, Fleet
                                            Boston Financial (1971-2002).

WILLIAM G. MORTON, JR.       Nominee for    Retired; formerly Chairman                 76        Director of Radio Shack
Age: 66                      Trustee        Emeritus (2001-2002) and                             Corporation (electronics)
                                            Chairman and Chief Executive                         (1987-present); Director of the
                                            Officer, Boston Stock Exchange                       Griswold Company (securities
                                            (June 1985-March 2001).                              brokerage)(2002-present);
                                                                                                 Director of The National
                                                                                                 Football Foundation and
                                                                                                 College Hall of Fame
                                                                                                 (1994-present); Trustee
                                                                                                 of the Berklee College of
                                                                                                 Music (1998-present); Trustee
                                                                                                 of the Stratton Mountain
                                                                                                 School (2001-present).

FERGUS REID, III             Nominee for    Chairman of Lumelite                       76        Trustee of 16 Morgan
Age: 71                      Trustee        Corporation (plastics                                Stanley Funds (1995-present)
                                            manufacturing) (1985-present).

JAMES J. SCHONBACHLER        Nominee for    Retired; formerly Group Head               76        None
Age: 60                      Trustee        and Director of Bankers Trust,
                                            A.G., Zurich and BT Brokerage
                                            Corp. (financial services)
                                            (1995-2002); Managing Director of
                                            Bankers Trust Company (financial
                                            services) (1968-1998).

                                                                                NUMBER OF FUNDS
  NAME, ADDRESS, AND AGE     POSITION(S)                                        IN FUND COMPLEX
   INTERESTED NOMINEE         HELD WITH     PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY          OTHER DIRECTORSHIPS
      FOR TRUSTEE               TRUST             PAST FIVE YEARS                  NOMINEE(1)            HELD BY NOMINEE
  ----------------------     -----------    ------------------------------      ---------------        -------------------

LEONARD M. SPALDING, JR.*    Nominee for    Retired; formerly Chief                    76        Trustee of St. Catherine College;
Age: 68                      Trustee        Executive Officer of Chase                           Trustee of Bellarmine University;
                                            Mutual Funds (investment                             Director of Marion Washington
                                            company) (1989-1998).                                Airport Board; Director of
                                                                                                 Springfield Washington Economic
                                                                                                 Development Board; Director of
                                                                                                 Glenview Trust; Director of Pizza
                                                                                                 Magia.


(1) Assumes that the Transaction is consummated, in which case the nominees will serve as Trustees of the Trust and as Trustees of Undiscovered Managers Funds, which is comprised of four investment portfolios. As noted above, each nominee also serves as trustee for eleven other registered investment companies with a total of 71 separate investment portfolios within the JPMorgan Fund Complex.

*Mr. Spalding is deemed to be an "interested person," as defined in the Investment Company Act, due to his ownership of stock of J.P. Morgan Chase & Co., which is the parent company of JPMIM.

--------------------

         The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders holding not less than 10% of the Trust's outstanding shares. Any Trustee may be removed from office by the Trustees only for "Cause" (as defined below) and only by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. "Cause" for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

         In connection with the Transaction, at least 75% of the Board of Trustees of the Trust must be comprised of Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, the Current Adviser or JPMIM for a period of three years following the Transaction for the Transaction to be consistent with the "safe harbor" afforded by Section 15(f) of the Investment Company Act (relating to the receipt of compensation in connection with the sale of a mutual fund advisory business). If the ten nominees for election as Trustees are elected as Trustees, Messrs. Armstrong, Eppley, Goldstein, Healey, Higgins, Morton, Reid and Schonbachler and Ms. Gray would be Independent Trustees, so that the Board of Trustees would satisfy this requirement immediately after the consummation of the Transaction. In addition, JPMIM has agreed to use its reasonable best efforts to ensure compliance with the requirements of Section 15(f) in respect of the Transaction. More specifically, JPMIM has agreed to conduct its business so as to enable, insofar as within the control of JPMIM, (i) for a period of three years after the date on which the Transaction is consummated (the "Closing Date"), at least 75% of the members of the Board of Trustees not to be (A) "interested persons" (as that term is defined in the Investment Company Act) of JPMIM, or (B) "interested persons" (as that term is defined in the Investment Company Act) of the Current Adviser, and
(ii) for a period of two years after the Closing Date, there not to be imposed an "unfair burden" (as that term is defined in the Investment Company Act) on the Fund as a result of the Transaction, or any express or implied terms, conditions or understandings applicable thereto. The parties to the Transaction Agreement have agreed that, if JPMIM obtains an order from the Securities and Exchange Commission exempting it from the provisions of Section 15(f), while still maintaining the "safe harbor" provided by Section 15(f), then the agreement set forth above shall be deemed to be modified to the extent necessary to permit JPMIM to act in a manner consistent with such exemptive order.

The Current Trustees

         The following tables provide information about the current Trustees of the Trust, including their ages, addresses, and principal occupations during the past five years. The tables also indicate which of the current Trustees may be considered "interested persons," as defined in the Investment Company Act, of the Trust or the Current Adviser. As noted above, it is currently expected that each Trustee set forth in the table below will resign upon the consummation of the Transaction.

                                                                                                    NUMBER OF FUNDS       OTHER
                             POSITION(S)                                                            IN FUND COMPLEX   DIRECTORSHIPS
                              HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY        HELD BY
  NAME, ADDRESS, AND AGE        TRUST      TIME SERVED          PAST FIVE YEARS                        TRUSTEE(1)        TRUSTEE
  ----------------------     -----------   -----------    ------------------------------            ---------------   -------------
NON-INTERESTED TRUSTEES:

ROGER B. KEATING               Trustee     Since 2001     President of Time Warner Cable Los              6                --
Time Warner Cable Los                                     Angeles since April 1, 2003;
Angeles                                                   formerly President of Time Warner
959 South Coast Drive                                     Cable National Division from June
Suite 300                                                 2002 to April 1, 2003; Senior Vice
Costa Mesa, CA 92626                                      President, General Manager of AOL
Age: 42                                                   Vertical Markets from December
                                                          2000 to June 2002; Chief Executive
                                                          Officer of Zatso (formerly known
                                                          as ReacTV) from March 1998 to
                                                          December 2000; Senior Vice President
                                                          of Comcast Cable from August 1993
                                                          to March 1998.

MATTHEW J. KILEY               Trustee     Since 2001     President of Weyhill Group (management           6                --
849 Foxfield Road                                         consulting firm) since April 2002;
Lower Gwynedd, PA 19002                                   Self-employed from October 1999 to
Age: 41                                                   April 2002; formerly Executive Vice
                                                          President of Campus Services for
                                                          ARAMARK Corporation from May 1998 to
                                                          October 1999; Executive Vice President
                                                          of Sports and Entertainment and Vice
                                                          President of Global Food and Support
                                                          Services at ARAMARK Corporation from
                                                          September 1996 to May 1998.

ROBERT P. SCHMERMUND           Trustee     Since 2001     Managing Director of Corporate                  6                --
America's Community Bankers                               Communications for America's
900 19th Street NW                                        Community Bankers since January 1993.
Suite 400
Washington, DC 20006
Age: 48

INTERESTED TRUSTEE:

MARK P. HURLEY*                Trustee     Since 2001     Chairman and Chief Executive Officer            6                --
Undiscovered Managers, LLC                                of the Current Adviser since February
700 North Pearl Street                                    2001; President and Chief Executive
Suite 1625                                                Officer of the Current Adviser from
Dallas, Texas 75201                                       September 1997 to February 2001.
Age: 45

(1) Each of the current Trustees of the Trust is also a trustee of Undiscovered Managers Funds, which is comprised of five separate investment portfolios.

* Mr. Hurley is deemed to be an "interested person," as defined in the Investment Company Act, due to his positions with, and ownership interest in, the Current Adviser and his position as President of the Trust.

--------------------------

         The Audit Committee of the Fund currently consists of Messrs. Keating (Chairman), Kiley and Schmermund. The members of the Audit Committee of the Fund include only Trustees who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Current Adviser or Sub-Adviser. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The duties and functions of the Audit Committee include (i) oversight of the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iii) acting as liaison between the Fund's independent auditors and the full Board of Trustees. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached as Appendix E to this Proxy Statement.

         During the Trust's fiscal year ended December 31, 2002, the Trust held four Board meetings and one Audit Committee meeting. Each of the current Trustees attended at least 75% of the meetings of the Board of Trustees and (if applicable) the Audit Committee held during that fiscal year.

         The Trust pays no compensation to any of its officers or to the Trustees of the Trust listed above who are officers or employees of the Current Adviser. Each Trustee who is not an officer or employee of the Current Adviser is currently compensated at the rate of $1,000 per annum. The Trust provides no pension or retirement benefits to the Trustees. The following table sets forth information covering the total compensation paid by the Trust during its fiscal year ended December 31, 2002 to the persons who served as Trustees of the Trust during such period:

                            AGGREGATE          TOTAL COMPENSATION
                           COMPENSATION          FROM TRUST AND
   PERSON                   FROM TRUST            FUND COMPLEX*
   ------                  -----------         ------------------
Roger B. Keating             $ 1,000             $   11,000 (1)
Matthew J. Kiley             $ 1,000             $   11,000
Robert P. Schmermund         $ 1,000             $   11,000

                        INTERESTED TRUSTEE
Mark P. Hurley               $     0             $        0

* Includes compensation received during the fiscal year for service as a Trustee of Undiscovered Managers Funds.

(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to fee deferral arrangements in connection with his service as a Trustee of Undiscovered Managers Funds.

-------------------------------

         It is currently expected that, after the consummation of the Transaction, each Trustee who is not an officer or employee of JPMIM will be compensated at the rate of $_________ per annum. Each nominee for Trustee is currently paid an annual fee of $120,000 for serving as Trustee of eleven registered investment companies within the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with his or her service as a Trustee of such companies. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. Prior to July 16, 2003, Mr. Healey was paid an additional $40,000 for his services as President of the Board of Trustees of the JPMorgan Fund Complex. As of July 16, 2003, Messrs. Armstrong, Spalding and Healey are paid an additional $40,000 for their services as committee Chairmen.

         The following tables set forth the dollar range of shares owned by each nominee to serve as Trustee and each current Trustee as of October 31, 2003 of
(i) the Fund and (ii) all of the funds in the Fund's "Family of Investment Companies":

INTERESTED TRUSTEE AND NOMINEE:

                                                                  AGGREGATE DOLLAR RANGE OF SHARES
                                                                    IN THE FAMILY OF INVESTMENT
                                       UM MULTI-STRATEGY FUND                 COMPANIES
                                       ----------------------     --------------------------------
Leonard M. Spalding, Jr.

Mark P. Hurley

DISINTERESTED TRUSTEES AND NOMINEES:

                                                                  AGGREGATE DOLLAR RANGE OF SHARES
                                                                    IN THE FAMILY OF INVESTMENT
                                       UM MULTI-STRATEGY FUND                 COMPANIES
                                       ----------------------     --------------------------------
William J. Armstrong

Roland R. Eppley, Jr.

Dr. Matthew Goldstein

Ann Maynard Gray

Matthew Healy

Robert J. Higgins

William G. Morton, Jr.

Fergus Reid, III

James J. Schonbachler

Roger B. Keating

Matthew J. Kiley

Robert P. Schmermund

                                OTHER INFORMATION

Information About the Trust

         The Trust is a non-diversified, closed-end management investment company organized in 2001 as a business trust under the laws of Massachusetts. The Fund's shares have not been registered under the Securities Act of 1933, as amended, and are restricted as to transfer. The Fund seeks to achieve its investment objective principally by investing in partnerships and other investment vehicles advised by investment management firms selected by the Sub-Adviser. The address of the Trust is Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201.

Information About JPMIM

         In the event the Transaction is consummated, JPMIM will serve as the Fund's investment adviser pursuant to the New Management Agreement. Located at 522 Fifth Avenue, New York, NY 10036, JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), a global financial services corporation. J.P. Morgan Chase, through JPMIM and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors and individual clients. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessor, has been in the banking and investment advisory business for over a century. As of October 31, 2003, J.P. Morgan Chase and its subsidiaries, including JPMIM, managed over $____ billion in assets.

         The names, addresses and principal occupations of the principal executive officer and directors of JPMIM are listed below.

    Name                              Address                    Principal Occupation
    ----                              -------                    --------------------
Evelyn Guernsey,        522 Fifth Avenue, New York, NY 10036    President and Managing
Principal Executive                                             Director of J.P. Morgan
Officer and Director                                            Investment Management Inc.

Mark Barry Ewart        522 Fifth Avenue, New York, NY 10036    Managing Director and Head
White, Director                                                 of International Business for
                                                                J.P. Morgan Fleming Asset
                                                                Management

George C.W. Gatch,      522 Fifth Avenue, New York, NY 10036    Managing Director of J.P.
Director                                                        Morgan Investment
                                                                Management Inc.

Lawrence Mark           522 Fifth Avenue, New York, NY 10036    Managing Director of J.P.
Unrein, Director                                                Morgan Investment
                                                                Management Inc.

Information about the Current Adviser, Sub-Adviser and Administrator

         Names and Addresses. The Current Adviser is the current investment adviser and administrator of the Fund. The Fund's investment portfolio is managed on a day-to-day basis by the Sub-Adviser under the general oversight of the Current Adviser and the Trustees. The address of the Current Adviser is Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. Cadogan Management, L.L.C., 414 East 75th Street, 3rd Floor, New York, New York 10021, is sub-adviser to the Fund. As administrator of the Trust, the Current Adviser is paid a monthly fee by the Trust at the annual rate of 0.365% of the Fund's average monthly net assets. This fee is in addition to the investment advisory fees paid by the Trust to the Current Adviser. For the fiscal year of the Trust ended December 31, 2002, the Fund paid administration fees in the amount of $__________ to the Current Adviser. The Current Adviser has entered into an agreement with Forum Administrative Services, LLC to provide certain administrative services to the Fund at the expense of the Current Adviser. It is currently expected that JPMorgan Chase Bank, an affiliate of JPMIM, will provide administrative services to the Trust following the consummation of the Transaction for the fees described above. As a result, the Current Adviser is not expected to continue to provide administrative services to the Trust.

         Placement Agent's Name and Address. The address of the Fund's placement agent, Forum Financial Services, LLC, is Two Portland Square, Portland, Maine 04101.

         Undiscovered Managers, LLC - The Current Adviser. The names, addresses and principal occupations of the Current Adviser's principal executive officer and management committee members are listed below.

      Name                         Address                   Principal Occupation
      ----                         -------                   --------------------
Mark P. Hurley          Undiscovered Managers, LLC           Chairman and Chief
Chairman, CEO and       Plaza of the Americas                Executive Officer of
Management              700 North Pearl Street               Undiscovered
Committee Member        Suite 1625                           Managers, LLC
                        Dallas, TX 75201

R. James Ellis          Mill River Corporation               President, Secretary
Management Committee    1700 S. El Camino Real, Suite 502    and Director of Mill
Member                  San Mateo, California 94402          River Corporation

Yvonne Kanner           Undiscovered Managers, LLC           Senior Vice President
Management Committee    Plaza of the Americas                of Undiscovered
Member                  700 North Pearl Street               Managers, LLC
                        Suite 1625
                        Dallas, TX 75201

         Cadogan Management, L.L.C. Cadogan Management, L.L.C. is the sub-adviser to the Fund. The name, address and principal occupation of its principal executive officer are listed below. Cadogan Management, L.L.C. has no directors.

    Name                     Address                 Principal Occupation
    ----                     -------                 --------------------
Stuart N. Leaf      Cadogan Management, L.L.C.      Chief Executive
                    414 East 75th St., 3rd Floor    Officer/ Managing Member
                    New York, NY 10021

Ownership of the Current Adviser and the Sub-Adviser

         The Current Adviser is a limited liability company organized under the laws of Delaware. Mark P. Hurley, directly, and John E. McCaw, Jr., indirectly, each own beneficially more than 25% of the voting securities of the Current Adviser and therefore may be deemed to control the Current Adviser for purposes of the Investment Company Act. John E. McCaw, Jr. may be deemed to control the Current Adviser through each of (i) his controlling interest in Orca Bay Partners, LLC (a private equity investment firm), the managing member of The Tahoma Fund, LLC and The Tahoma Fund B, LLC, record owners of the Current Adviser, and (ii) his capacity as trustee of The John E. McCaw Jr. Living Trust, the sole shareholder of Orca Bay Capital Corporation, a holder of greater than 50% of the membership interests of The Tahoma Fund, LLC, a record owner of the Current Adviser. The address of Mark P. Hurley is c/o Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1625, Dallas, Texas 75201. The address of John E. McCaw, Jr., The John E. McCaw Jr. Living Trust, Orca Bay Capital Corporation, Orca Bay Partners, LLC, The Tahoma Fund, LLC and The Tahoma Fund B, LLC is P.O. Box 21749, Seattle, Washington 98111.

         The Sub-Adviser is also a limited liability company organized under the laws of Delaware. Stuart N. Leaf and Paul J. Isaac each own beneficially more than 25% of the voting securities of the Sub-Adviser and therefore may be deemed to control the Sub-Adviser for purposes of the Investment Company Act. The address of Mr. Leaf and Mr. Isaac is c/o Cadogan Management, L.L.C., 414 East 75th Street, 3rd Floor, New York, New York 10021

Executive Officers.

         The following table lists the executive officers of the Trust, their ages, addresses and the length of time each such person has served as an executive officer of the Trust. Each officer has been elected to the indicated office of the Trust by the Trustees. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                               POSITION(S)       TERM AND
                                  HELD          LENGTH OF                PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE        WITH TRUST     TIME SERVED(1)             DURING PAST FIVE YEARS
 ----------------------        -----------    --------------             ----------------------
MARK P. HURLEY                  President       Since 2001       Chairman and Chief Executive Officer of
Undiscovered Managers, LLC                                       the Current Adviser since February 2001;
700 North Pearl Street                                           formerly President and Chief Executive
Suite 1625                                                       Officer of the Current Adviser from
Dallas, Texas 75201                                              September 1997 to February 2001.
Age: 45

PATRICIA L. DUNCAN             Treasurer &      Secretary        Vice President of the Current Adviser
Undiscovered Managers, LLC      Secretary     and Treasurer      since January 2000; formerly Registered
700 North Pearl Street                          since 2001       Marketing Administrator of the Current
Suite 1625                                                       Adviser from December 1997 to January  2000.
Dallas, Texas 75201
Age: 41

----------------

(1) Each officer holds office at the pleasure of the Trustees until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

         It is currently expected that, if the Transaction is consummated, the Board of Trustees will elect new officers to replace the persons listed above.

Certain Trustees and Officers of the Trust

         The following persons who are Trustees and/or officers of the Trust are also officers, employees and/or members of the Current Adviser:

         Mark P. Hurley is a Trustee and the President of the Trust as well as the Chairman and Chief Executive Officer, a management committee member and a controlling member of the Current Adviser. Patricia L. Duncan is the Secretary and Treasurer of the Trust as well as Vice President - Fund Operations of the Current Adviser. Ms. Duncan also holds certain non-voting interests in the Current Adviser. Under the Transaction Agreement, the Current Adviser is to receive as consideration for the sale of certain assets an amount equal to 2.9% of (i) the average aggregate amount of assets of the Fund and four series of the other registered investment company sponsored by the Current Adviser for a five-business day period (which period is based on the shareholder approvals discussed herein), as reduced by (ii) certain agreed to amounts relating to such assets, which consideration is subject to a further post-closing adjustment based on several factors. Mr. Hurley is expected to receive through distributions of the proceeds by the Current Adviser to its members more than 60% of such purchase price. Ms. Duncan is also expected to receive certain amounts as a result of the transaction as a member of the Current Adviser. In addition, Mr. Hurley has been engaged by JPMIM to assist in asset retention of the Fund and the other registered investment company sponsored by the Current Adviser and to assist in the creation of new products, among other items, which engagement began on November 16, 2003. As a result, Mr. Hurley and Ms. Duncan may be deemed to have an interest in the proposals described in this Proxy Statement.

Outstanding Shares and Significant Shareholders

         As of December 1, 2003, the record date for the Meeting, ___________ common shares of beneficial interest of the Fund were outstanding and entitled to vote at the Meeting. Appendix F identifies record holders of more than 5% of the Fund's shares, and contains information about the shareholdings in the Fund of the Trustees, the nominees for election as Trustees set forth herein and the executive officers of the Fund as of October 31, 2003.

Section 16(a) Beneficial Reporting Compliance

         Section 30(h) of the Investment Company Act and Section 16(a) of the Securities Exchange Act of 1934 require the Trust's officers and Trustees and certain other persons to file reports of ownership of, and transactions in, the Fund's shares with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Fund. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended December 31, 2002, all such applicable filing requirements were met, except that a filing made by one of the Trustees of the Trust and filings made by certain members of the Current Adviser were late, and two of the members of the Current Adviser, the persons that control such members and the persons that are under common control with such members did not make the required filings. To the Trust's knowledge, no such person owned or disposed of shares of the Fund during such fiscal year.

ANNUAL REPORT

         THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT, DATED DECEMBER 31, 2002, AND ITS SEMI-ANNUAL REPORT, DATED JUNE 30, 2003, TO ITS SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT OR THE SEMI-ANNUAL REPORT WITHOUT CHARGE BY WRITING TO UM INVESTMENT TRUST, ATTN: SECRETARY, PLAZA OF THE AMERICAS, 700 NORTH PEARL STREET, SUITE 1625, DALLAS, TEXAS 75201 OR BY CALLING 1-888-242-3514.

Information About Proxies and the Conduct of the Meeting

         Solicitation of Proxies Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of the Current Adviser, JPMIM or its affiliates. In addition, ______________ has been engaged to assist in the solicitation of proxies at an estimated cost of $______.

         Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by JPMIM or a combination of JPMIM and the Current Adviser in accordance with the Transaction Agreement. None of these costs will be borne by the Fund.

         Voting and Tabulation of Proxies. Each whole share of beneficial interest of the Fund is entitled to cast one vote, and each fractional share is entitled to a proportionate fractional vote.

         Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement and in favor of the election of the nominees set forth in this Proxy Statement as Trustees. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy (provided the later-dated proxy is received by the Trust prior to the Meeting) or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement, but will have no effect on the proposal to elect a new Board of Trustees. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Required Vote. The vote required to approve the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund that are present or represented at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. The nominees for election as Trustees at the Meeting will be elected by a plurality of the shares voted at the Meeting on the election of Trustees. If the required vote is not obtained to approve the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement or the New Cadogan Sub-Advisory Agreement, or if all of the nominees for election as Trustees are not elected or if the Transaction is not consummated, the Trustees will consider what other actions to take in the best interests of the Fund.

         Adjournments; Other Business. In the absence of a quorum at the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. In addition, if the Fund has not received enough votes by the time of the Meeting to approve the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement or the New Cadogan Sub-Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are voted. An adjournment may be voted on even if a quorum is not present to transact business at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of any matter as to which adjournment is proposed. They will vote against any such adjournment any proxy that directs them to vote against any matter as to which adjournment is proposed. They will not vote any proxy that directs them to abstain from voting on any matter as to which adjournment is proposed.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the New Management Agreement, the New Sub-Advisory Agreement, the New UM Management Agreement and the New Cadogan Sub-Advisory Agreement and the election of a new Board of Trustees, as described herein. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund or the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting or presentation at that meeting.

                                                                      APPENDIX A

                            NEW MANAGEMENT AGREEMENT

                               UM INVESTMENT TRUST

                              MANAGEMENT AGREEMENT
                            (UM MULTI-STRATEGY FUND)

         AGREEMENT made this [insert] day of [month], 2004 by and between UM INVESTMENT TRUST, a Massachusetts business trust (the "Fund"), with respect to its UM MULTI-STRATEGY FUND series (the "Series"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

                  1.       (a)      The Fund hereby employs the Manager to
         furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                  (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

                  (c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

                           (i)      supervision and oversight of each
                           Sub-Adviser's provision of Portfolio Management Services with respect to the Series;

                           (ii) periodic evaluation of the Portfolio Management Services provided by each Sub-Adviser, and of the investment performance of the Series;

                           (iii) advice to and consultation with the Board of Trustees of the Fund with respect to matters relating to the investment operations of the Series, including matters relating to the selection, evaluation, retention and possible termination of each Sub-Adviser; and

                           (iv) regular reporting to the Board of Trustees of the Fund with respect to the foregoing matters.

                  2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

                           (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

                           (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling securities (including interests in pooled investment vehicles), including the placing of orders for such purchase and sale; and

                           (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

                  3. Nothing in this Agreement shall require the Manager to bear, or to reimburse the Fund for:

                           (a) office space, office supplies, facilities and equipment for the Fund;

                           (b) executive and other personnel for managing the affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

                           (c) any of the costs of printing and mailing the items referred to in Sub-Section (p) of this Section 3;

                           (d) any of the costs of preparing, printing and distributing sales literature;

                           (e) compensation of trustees of the Fund who are not directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

                           (f) registration, filing and other fees in connection with requirements of regulatory authorities;

                           (g) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                           (h)      charges and expenses of independent
                  accountants retained by the Fund;

                           (i) charges and expenses of any transfer agents and registrars appointed by the Fund;

                           (j) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                           (k) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                           (l) any cost of certificates representing shares of the Fund;

                           (m) legal fees and expenses in connection with the affairs of the Fund, including fees and expenses incurred in connection with compliance with federal and state securities and other laws;

                           (n) expenses of meetings of shareholders and trustees of the Fund;

                           (o) interest, including interest on borrowings by the Fund;

                           (p) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and offering memoranda, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

                           (q)      the Fund's expenses of bookkeeping,
                  accounting, auditing and financial reporting, including related clerical expenses.

                  4. All activities undertaken by the Manager or any Sub-Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

                  5. The services to be provided by the Manager and any Sub-Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

                  6. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 1.25% of the average monthly net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). With respect to any month, the average net assets of the Series for such month shall be determined by averaging the value of the Series' net assets on the last business day of such month with the value of the Series' net assets on the last business day of the immediately prior month. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

                  7. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, member, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the constitutional documents of the Manager or specific provisions of applicable law.

                  8. The Fund acknowledges that, as between the Fund and the Manager, the Manager owns and controls the name "UM." The Manager consents to the use by the Fund of the name "UM Investment Trust" and by the Series of the name "UM Multi-Strategy Fund" or any other name embodying the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this
         Section 8 provided. The foregoing authorization by the Manager to the Fund and the Series to use said letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this Section 8 (including, without limitation, consenting to such use of said letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the letters "UM," and will not thereafter transact any business in a name containing the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

                  9. This Agreement shall become effective as of the date of its execution, and

                           (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval;

                           (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

                           (c) this Agreement shall automatically terminate in the event of its assignment;

                           (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund; and

                           (e) if the Manager requires the Fund or the Series to change its name so as to eliminate all references to the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

                  Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

                  10. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

                  11. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

                  12. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, neither the Manager nor any of its directors, shareholders, officers, employees or agents shall be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

                  13. The Fund agrees to indemnify out of the assets of the Series each of the Manager and all of its directors, shareholders, officers and employees (each such entity or person hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under this Agreement, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series, and except that no Covered Person shall be indemnified against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's obligations and duties. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Section 13.

                  14. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 13, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Series, after notice that it involved such indemnification, (i) by a disinterested majority of the trustees of the Fund then in office; or
         (ii) by a majority of the disinterested trustees of the Fund then in office; or (iii) by any disinterested person or persons to whom the question may be referred by the trustees of the Fund; or (iv) by vote of shareholders of the Series holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Covered Person; provided, however, that such indemnification would not protect such Covered Person against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations. Approval by the trustees of the Fund pursuant to clause (i) or (ii) or by any disinterested person or persons pursuant to clause (iii) of this Section 14 shall not prevent the recovery from any Covered Person of any amount paid as indemnification to such Covered Person in accordance with any of such clauses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series or to have been liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations.

                  15. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (a) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (b) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (c) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purpose and intents of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                      UM INVESTMENT TRUST
                      on behalf of its UM Multi-Strategy Fund series

                      By: ________________________________
                          Name:
                          Title:

                      J.P. MORGAN INVESTMENT
                      MANAGEMENT INC.

                      By: ________________________________
                          Name:
                          Title:

                                     NOTICE

         A copy of the Agreement and Declaration of Trust establishing UM Investment Trust (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's UM Multi-Strategy Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX B

                           NEW SUB-ADVISORY AGREEMENT

                               UM INVESTMENT TRUST

                             SUB-ADVISORY AGREEMENT
                            (UM MULTI-STRATEGY FUND)

         This Sub-Advisory Agreement (this "Agreement") is entered into as of [insert date], 2004 by and among J.P. Morgan Investment Management Inc., a Delaware corporation (the "Manager"), Cadogan Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser"), and UM Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its UM Multi-Strategy Fund (the "Series").

         WHEREAS, the Manager has entered into a Management Agreement dated [insert date], 2004 (the "Management Agreement") with the Trust, pursuant to which the Manager provides portfolio management and administrative services to the Series;

         WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

         WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

         1.       Sub-Advisory Services.

                  a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objectives, policies and restrictions of the Series set forth in the Trust's offering memorandum relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments (including interests in pooled investment vehicles) on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. The Sub-Adviser shall be solely responsible for ensuring that appropriate due diligence (including legal due diligence) and analyses have been performed with respect to each investment by the Series, and shall be solely responsible for the adequacy of such due diligence and analyses. Notwithstanding the foregoing provisions of this Section 1.a., however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                  b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to assist the Manager from time to time in estimating the amount of any distributions that are required to be made by the Series under the Code and to review the Series and discuss the management of the Series with representatives or agents of the Manager, the

Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

                  c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                  d. The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time (the "Code of Ethics").

         2.       Obligations of the Manager.

                  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

                  b. The Manager has furnished the Sub-Adviser a copy of the offering memorandum of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

         3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

         4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         5. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.85% of the average monthly net assets of the Series. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. With respect to any month, the average net assets of the Series for such month shall be determined by averaging the value of the Series' net assets on the last business day of such month with the value of the Series' net assets on the last business day of the month immediately prior to such month. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

         6. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not violate any applicable laws, rules or regulations or the Code of Ethics. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

         7.       Liability and Indemnification.

                  a. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties, including the Sub-Adviser's duties relating to the diligence and analyses undertaken in connection with investments made by the Series.

                  b. The Trust agrees to indemnify out of the assets of the Series each of the Sub-Adviser and all of its officers, directors and employees (each such entity or person hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under this Agreement, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series, and except that no Covered Person shall be indemnified against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's obligations and duties, including the Covered Person's duties relating to the diligence and analyses undertaken in connection with investments made by the Series. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Section 7.b.

                  c. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 7.b. above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Series, after notice that it involved such indemnification, (i) by a disinterested majority of the trustees of the Trust then in office; or (ii) by a majority of the disinterested trustees of the Trust then in office; or (iii) by any disinterested person or persons to whom the question may be referred by the trustees of the Trust; or (iv) by vote of shareholders of the Series holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Covered Person; provided, however, that such indemnification would not protect such Covered Person against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations. Approval by the trustees of the Trust pursuant to clause (i) or (ii) or by any disinterested person or persons pursuant to clause (iii) of this Section 7.c. shall not prevent the recovery from any Covered Person of any amount paid as indemnification to such Covered Person in accordance with any of such clauses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series or to have been liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations.

         8. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement may at any time be terminated by the Sub-Adviser on one hundred twenty days' written notice to the Manager and the Trust in the event that, and only in the event that, the Manager consents in writing to such termination; and

                  d. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 8 shall be without the payment of any penalty.

         9. Amendment. This Agreement may be amended at any time by mutual consent of the Manager, the Board of Trustees of the Trust and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         10. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

         11.      General.

                  a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (i) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (ii) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (iii) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purpose and intents of this Agreement.

                  b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                        J.P. MORGAN INVESTMENT
                                        MANAGEMENT INC.

                                        By:_____________________________________
                                           [insert name/date]

                                        CADOGAN MANAGEMENT, L.L.C.

                                        By:_____________________________________
                                           [insert name/date]

                                        UM INVESTMENT TRUST

                                        By:_____________________________________
                                           [insert name/date]

                                     NOTICE

         A copy of the Agreement and Declaration of Trust establishing UM Investment Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's UM Multi-Strategy Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX C

                           NEW UM MANAGEMENT AGREEMENT

                               UM INVESTMENT TRUST

                              MANAGEMENT AGREEMENT
                            (UM MULTI-STRATEGY FUND)

         AGREEMENT made this [insert] day of [month], 2004 by and between UM INVESTMENT TRUST, a Massachusetts business trust (the "Fund"), with respect to its UM MULTI-STRATEGY FUND series (the "Series"), and UNDISCOVERED MANAGERS, LLC, a Delaware limited liability company (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

         1.       (a)      The Fund hereby employs the Manager to furnish the
         Fund with Portfolio Management Services (as defined in Section 2 hereof), subject to the authority of the Manager to delegate certain of its responsibilities hereunder to other parties as provided in Section 1(b) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as and to the extent permitted by
         Section 1(b) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                  (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager.

                  (c) In the event that the Manager delegates to one or more Sub-Advisers all or part of its responsibilities hereunder with respect to the provision of Portfolio Management Services, the Manager hereby agrees to furnish to the Fund the following services ("Oversight Services"):

                           (i)      supervision and oversight of each
                           Sub-Adviser's provision of Portfolio Management Services with respect to the Series;

                           (ii) periodic evaluation of the Portfolio Management Services provided by each Sub-Adviser, and of the investment performance of the Series;

                           (iii) advice to and consultation with the Board of Trustees of the Fund with respect to matters relating to the investment operations of the

                           Series, including matters relating to the selection, evaluation, retention and possible termination of each Sub-Adviser; and

                           (iv) regular reporting to the Board of Trustees of the Fund with respect to the foregoing matters.

         2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

                  (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

                  (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling securities (including interests in pooled investment vehicles), including the placing of orders for such purchase and sale; and

                  (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

         3. Nothing in this Agreement shall require the Manager to bear, or to reimburse the Fund for:

                  (a) office space, office supplies, facilities and equipment for the Fund;

                  (b) executive and other personnel for managing the affairs of the Fund, other than for the provision of (1) Portfolio Management Services and (2) Oversight Services (if the Manager shall have delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services);

                  (c) any of the costs of printing and mailing the items referred to in Sub-Section (p) of this Section 3;

                  (d) any of the costs of preparing, printing and distributing sales literature;

                  (e) compensation of trustees of the Fund who are not directors, officers or employees of the Manager or of any affiliated person (other than a registered investment company) of the Manager;

                  (f) registration, filing and other fees in connection with requirements of regulatory authorities;

                  (g) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

                  (h) charges and expenses of independent accountants retained by the Fund;

                  (i) charges and expenses of any transfer agents and registrars appointed by the Fund;

                  (j) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

                  (k) taxes and fees payable by the Fund to federal, state or other governmental agencies;

                  (l) any cost of certificates representing shares of the Fund;

                  (m) legal fees and expenses in connection with the affairs of the Fund, including fees and expenses incurred in connection with compliance with federal and state securities and other laws;

                  (n) expenses of meetings of shareholders and trustees of the Fund;

                  (o) interest, including interest on borrowings by the Fund;

                  (p) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and offering memoranda, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

                  (q) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

         4. All activities undertaken by the Manager or any Sub-Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

         5. The services to be provided by the Manager and any Sub-Adviser hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

         6. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, effective as of January 1, 2004, the Fund shall pay the Manager compensation at the annual rate of 1.25% of the average monthly net assets of the Series (or such lesser amount as the Manager may from time to time agree to receive). With respect to any month, the average net assets of the Series for such month shall be determined by averaging the value of the Series' net assets on the last business day of such month with the value of the Series' net assets on the last business day of the immediately prior month. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

         7. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, member, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

         8. The Fund acknowledges that, as between the Fund and the Manager, the Manager owns and controls the name "UM." The Manager consents to the use by the Fund of the name "UM Investment Trust" and by the Series of the name "UM Multi-Strategy Fund" or any other name embodying the letters "UM," in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Fund or the Series at any time or in any place or for any purposes or under any conditions except as in this Section 8 provided. The foregoing authorization by the Manager to the Fund and the Series to use said letters as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and the Fund, the Manager has the exclusive right so to use, or authorize others to use, said letters, and the Fund agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this Section 8 (including, without limitation, consenting to such use of said letters). Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Fund, the Fund will, at the request of the Manager made at any time after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Fund and the Series so as to eliminate all reference, if any, to the letters "UM," and will not thereafter transact any business in a name containing the letters "UM" in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the letters "UM" or any other reference to the Manager. Such covenants on the part of the Fund and the Series shall be binding upon it, its trustees, officers, shareholders, creditors and all other persons claiming under or through it.

         9. This Agreement shall become effective as of the date of its execution, and

                  (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval;

                  (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

                  (c) this Agreement shall automatically terminate in the event of its assignment;

                  (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund; and

                  (e) if the Manager requires the Fund or the Series to change its name so as to eliminate all references to the letters "UM," this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

         10. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

         11. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

         12. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, neither the Manager nor any of its members, officers, management committee members, employees or agents shall be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

         13. The Fund agrees to indemnify out of the assets of the Series each of the Manager and all of its members, officers, management committee members and employees (each such entity or person hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under this Agreement, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series, and except that no Covered Person shall be indemnified against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's obligations and duties. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this
Section 13.

         14. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 13, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Series, after notice that it involved such indemnification, (i) by a disinterested majority of the trustees of the Fund then in office; or (ii) by a majority of the disinterested trustees of the Fund then in office; or (iii) by any disinterested person or persons to whom the question may be referred by the trustees of the Fund; or (iv) by vote of shareholders of the Series holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Covered Person; provided, however, that such indemnification would not protect such Covered Person against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations. Approval by the trustees of the Fund pursuant to clause (i) or (ii) or by any disinterested person or persons pursuant to clause (iii) of this Section 14 shall not prevent the recovery from any Covered Person of any amount paid as indemnification to such Covered Person in accordance with any of such clauses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series or to have been liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations.

         15. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (a) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (b) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (c) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purpose and intents of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                  UM INVESTMENT TRUST
                                  on behalf of its UM Multi-Strategy Fund series

                                  By:________________________________
                                     Name:
                                     Title:

                                  UNDISCOVERED MANAGERS, LLC

                                  By:________________________________
                                     Name:
                                     Title:

                                     NOTICE

         A copy of the Agreement and Declaration of Trust establishing UM Investment Trust (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's UM Multi-Strategy Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX D

                       NEW CADOGAN SUB-ADVISORY AGREEMENT

                               UM INVESTMENT TRUST

                             SUB-ADVISORY AGREEMENT
                            (UM MULTI-STRATEGY FUND)

This Sub-Advisory Agreement (this "Agreement") is entered into as of [insert date], 2004 by and among Undiscovered Managers, LLC, a Delaware limited liability company (the "Manager"), Cadogan Management, L.L.C., a Delaware limited liability company (the "Sub-Adviser"), and UM Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its UM Multi-Strategy Fund (the "Series").

WHEREAS, the Manager has entered into a Management Agreement dated [insert date], 2004 (the "Management Agreement") with the Trust, pursuant to which the Manager provides portfolio management and administrative services to the Series;

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

         1.       Sub-Advisory Services.

                  a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objectives, policies and restrictions of the Series set forth in the Trust's offering memorandum relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments (including interests in pooled investment vehicles) on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. The Sub-Adviser shall be solely responsible for ensuring that appropriate due diligence (including legal due diligence) and analyses have been performed with respect to each investment by the Series, and shall be solely responsible for the adequacy of such due diligence and analyses. Notwithstanding the foregoing provisions of this Section 1.a., however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

                  b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to assist the Manager from time to time in estimating the amount of any distributions that are required to be made by the Series under the Code and to review the Series and discuss the management of the Series with representatives or agents of the Manager, the

Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

                  c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                  d. The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time (the "Code of Ethics").

         2.       Obligations of the Manager.

                  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

                  b. The Manager has furnished the Sub-Adviser a copy of the offering memorandum of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

         3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

         4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

         5. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, effective as of January 1, 2004, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.85% of the average monthly net assets of the Series. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement. With respect to any month, the average net assets of the Series for such month shall be determined by averaging the value of the Series' net assets on the last business day of such month with the value of the Series' net assets on the last business day of the month immediately prior to such month. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

         6. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not violate any applicable laws, rules or regulations or the Code of Ethics. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

         7.       Liability and Indemnification.

                  a. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties, including the Sub-Adviser's duties relating to the diligence and analyses undertaken in connection with investments made by the Series.

                  b. The Trust agrees to indemnify out of the assets of the Series each of the Sub-Adviser and all of its officers, directors and employees (each such entity or person hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any investment or other alleged act or omission in the course of, connected with or arising out of any service to be rendered under this Agreement, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series, and except that no Covered Person shall be indemnified against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's obligations and duties, including the Covered Person's duties relating to the diligence and analyses undertaken in connection with investments made by the Series. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Section 7.b.

                  c. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 7.b. above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Series, after notice that it involved such indemnification, (i) by a disinterested majority of the trustees of the Trust then in office; or (ii) by a majority of the disinterested trustees of the Trust then in office; or (iii) by any disinterested person or persons to whom the question may be referred by the trustees of the Trust; or (iv) by vote of shareholders of the Series holding a majority of the shares entitled to vote thereon, exclusive of any shares beneficially owned by any interested Covered Person; provided, however, that such indemnification would not protect such Covered Person against any liability to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations. Approval by the trustees of the Trust pursuant to clause (i) or (ii) or by any disinterested person or persons pursuant to clause (iii) of this Section 7.c. shall not prevent the recovery from any Covered Person of any amount paid as indemnification to such Covered Person in accordance with any of such clauses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Series or to have been liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person's duties or obligations.

         8. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

                  a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

                  b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

                  c. this Agreement may at any time be terminated by the Sub-Adviser on one hundred twenty days' written notice to the Manager and the Trust in the event that, and only in the event that, the Manager consents in writing to such termination; and

                  d. this Agreement shall automatically terminate in the event of its assignment.

         Termination of this Agreement pursuant to this Section 8 shall be without the payment of any penalty.

         9. Amendment. This Agreement may be amended at any time by mutual consent of the Manager, the Board of Trustees of the Trust and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         10. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

         11.      General.

                  a. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid, illegal or otherwise unenforceable to any extent, then, to the fullest extent permitted by law: (i) such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement; (ii) all other terms and provisions of this Agreement shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible; and (iii) the parties hereto shall use all reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purpose and intents of this Agreement.

                  b. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                    UNDISCOVERED MANAGERS, LLC

                                    By:_________________________________________
                                       [insert name/date]

                                    CADOGAN MANAGEMENT, L.L.C.

                                    By:_________________________________________
                                       [insert name/date]

                                    UM INVESTMENT TRUST

                                    By:_________________________________________
                                       [insert name/date]

                                     NOTICE

         A copy of the Agreement and Declaration of Trust establishing UM Investment Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's UM Multi-Strategy Fund series (the "Series") on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      APPENDIX E

                               UM INVESTMENT TRUST
                             AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") of UM Investment Trust (the "Trust") shall be composed entirely of trustees who are not "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended.

2.       The purposes of the Committee are:

         (a) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, the auditors' responsibility to plan and carry out a proper audit, and management's and the independent auditors' responsibility to determine that the Trust's financial statements are accurate and complete and in accordance with generally accepted accounting principles.

3. To carry out its purposes, the Committee shall have the following duties and powers:

         (a) to recommend to the full Board of Trustees the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any professional services to the Trust's investment adviser or the investment adviser's affiliates, to request such information as the Committee deems appropriate in connection therewith, and to receive the auditors' specific representations as to their independence;

         (b) to meet with the Trust's independent auditors at least twice annually, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

         (c) to the extent required by applicable law, to approve, in advance of the engagement, all audit and non-audit services rendered by the independent auditors to the Trust and all non-audit services rendered by the independent auditors to the Trust's investment adviser and to certain of the investment adviser's affiliates; provided, however, that the Committee may implement policies and procedures pursuant to which such services are pre-approved other than by the full Committee, subject to subsequent reporting of any such pre-approvals to the Committee (generally at the Committee's next regular meeting);

         (d) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

         (e) to review the fees charged by the auditors for audit and non-audit services provided to the Trust and for non-audit services provided to the Trust's investment adviser and to the investment adviser's affiliates that provide ongoing services to the Trust;

         (f) to investigate improprieties or suspected improprieties in fund operations; and

         (g) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Board of Trustees shall designate one member to serve as Chair of the Committee. The Committee may make recommendations to the full Board of Trustees regarding the designation of Committee Chair.

6. The Committee shall regularly meet with the Treasurer of the Trust and may also meet, as required, with other officers of the Trust, and/or officers and employees of the investment adviser.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust or a specific portfolio of the Trust.

8. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Approved: April 18, 2001
Amended: May 15, 2003

                                                                      APPENDIX F

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the ownership of the shares of the Fund as of December 1, 2003 by each person known to the Fund to be the record owner of more than five percent of the shares of the Fund. Other than such shares owned by the Current Adviser, it is not known by the Fund whether any shareholder of record listed below is also a beneficial owner.

                                 Shares Owned
Name and Address                   of Record            % Ownership
----------------                   ---------            -----------
                                                        %*

----------------------------
* Entity owned of record 25% or more of the outstanding shares of beneficial interest of the Fund. Other than with regard to the Current Adviser, it is not known to the Fund whether such entity is also the beneficial owner of such shares. In the event that such entity is also the beneficial owner of such shares, such entity may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.

The following table sets forth certain information with respect to the ownership of the shares of the Fund as of October 31, 2003, individually by the Trustees, the nominees for election as Trustees and the executive officers of the Fund and by all Trustees, nominees for election as Trustees and executive officers of the Fund as a group.

                                             Shares
Name                                   Beneficially Owned      % Ownership
----                                   ------------------      -----------
____________________                                                *
____________________                                                *
Trustees, Nominees and Officers as a                                *
Group

--------------------------
*Beneficially owns less than 1%.

                                INSTRUCTION FORM

          THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON
                  BEHALF OF THE TRUSTEES OF UM INVESTMENT TRUST

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

The undersigned hereby appoints Mark Hurley and Patricia L. Duncan, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of UM Multi-Strategy Fund, a series of UM Investment Trust, on January __, 2004, at 4:00 p.m., Central time, and at any adjournments thereof, all of the shares of UM Multi-Strategy Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 5.

PLEASE MARK VOTE LIKE THIS: [X]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1, 2, 3 AND 4 AND A VOTE FOR ALL NOMINEES WITH RESPECT TO PROPOSAL 5.

                                                                                     For          Against          Abstain
                                                                                     ---          -------          -------
1.       Proposal by the Trustees to approve the Management Agreement relating       [ ]            [ ]              [ ]
         to UM Multi-Strategy Fund between UM Investment Trust and J.P. Morgan
         Investment Management Inc., which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).

2.       Proposal by the Trustees to approve the Sub-Advisory Agreement relating     [ ]            [ ]              [ ]
         to UM Multi-Strategy Fund among J.P. Morgan Investment Management Inc.,
         Cadogan Management, L.L.C. and UM Investment Trust, which agreement is to take effect upon the consummation of the Transaction (as defined in the Proxy Statement).

3.       Proposal by the Trustees to approve the Management Agreement relating       [ ]            [ ]              [ ]
         to UM Multi-Strategy Fund between UM Investment Trust and Undiscovered
         Managers, LLC.

4.       Proposal by the Trustees to approve the Sub-Advisory Agreement relating     [ ]            [ ]              [ ]
         to UM Multi-Strategy Fund among Undiscovered Managers, LLC, Cadogan
         Management, L.L.C. and UM Investment Trust.

5.       Proposal by the Trustees to elect a new Board of Trustees composed of the following ten nominees: (01)
         William J. Armstrong, (02) Roland R. Eppley, Jr., (03) Dr. Matthew Goldstein, (04) Ann Maynard Gray, (05)
         Matthew Healey, (06) Robert J. Higgins, (07) William G. Morton, Jr., (08) Fergus Reid, III, (09)
         James J. Schonbachler and (10) Leonard M. Spalding, Jr., each to take office upon the consummation of the
         Transaction (as defined in the Proxy Statement).

                  [ ]   For All                      [ ]   Withheld From
                        Nominees                           All Nominees

         [ ] _______________________________________
             For All Nominees Except as Noted Above

Please be sure to sign and date this Proxy.

                                                    Date

Shareholder sign here               Co-owner sign here

Every proxy vote is important!
Vote your proxy on the phone.

It saves money! Telephone voting saves postage costs, which can help minimize fund expenses.

It saves time! Telephone voting is instantaneous - 24 hours a day.

It's easy!  Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2.  Call toll-free ___________.

3. Enter your control number which may be found below.

4. Follow the recorded directions.

5. If you vote by Telephone it is not necessary to send in the voting instruction card.

Control Number: [      ]

                                      -3-